UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 14, 2009

____________________

Particle Drilling Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-30819 (Commission File Number)	20-1563395 (I.R.S. Employer Identification No.)

5611 Baird Court Houston, Texas (Address of Principal Executive Offices)	77041 (Zip Code)
Registrant’s telephone number, including area code: (713) 223-3031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Particle Drilling Technologies, Inc. (the “Company”) announced that Thomas E. Hardisty has resigned from his position as Senior Vice President of Business Development and Secretary of the Company, effective January 14, 2009.  This resignation was not the result of a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

The Company has determined that it is not necessary at this point to fill the position of Senior Vice President of Business Development.  Until the Company deems it necessary to fill this position, the Company’s interim Chief Financial Officer, Jason Davis, will act as the Company’s Secretary.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                PARTICLE DRILLING TECHNOLOGIES, INC.

Date:                      January 20, 2009                                                   By:           /s/ JIM B. TERRY
Name:                    Jim B. Terry
Title:                      President and Chief Executive Officer

3